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                                                                   Exhibit 10.27

                          SUBORDINATED PROMISSORY NOTE

$140,000                                                            May 28, 1992

     1. FOR VALUE RECEIVED, the undersigned, WINDMILL MARKETING SERVICES, INC. (the "Obligor"), a New Jersey corporation, with its principal office and address at 100 Lehigh Drive, Fairfield, New Jersey 07006, hereby promises to pay to the order of EARL WEISMAN (the "Payee"), residing 8934 Kenton Avenue, Skokie, Illinois 60067, the principal sum of ONE HUNDRED FORTY THOUSAND DOLLARS ($140,000) together with interest at a fluctuating rate per annum on an amount equal to the outstanding unpaid principal amount of this Subordinated Promissory Note (the "Note") equal to the prime or equivalent rate of interest from time to time announced or published by Chemical Bank, N.A., or if the foregoing ceases to exist or ceases to announce or publish a prime or equivalent rate of interest, such other New York money center bank as the Obligor and Payee may agree.

     2. Principal shall be payable in three annual installments as follows:

          (a) Fifty Thousand dollars ($50,000) shall be payable on each of the second and third anniversaries of the date hereof; and

          (b) Forty Thousand Dollars ($40,000) shall be payable on the fourth anniversary of the date hereof.

     3. Interest hereunder shall be payable quarterly in arrears, commencing with the third month following the month hereof, on the same day of the month as the day hereof (or the last day of the month if there is no corresponding day).

     4. Principal shall be prepayable without penalty, in whole or in installments of Ten Thousand Dollars ($10,000) or multiples thereof, at any time and from time to time.

     5. The Obligor's payment, whether voluntary or involuntary, whether in cash, property, securities or otherwise and whether by application of offset or otherwise (each hereinafter a "Payment") of any of its obligations under the Stock Redemption Agreement (the "Stock Redemption Agreement") dated as of the date hereof between the Obligor and the Payee, or this Note shall be subject to the following restrictions:

          (a) Anything in this Note or the Stock Redemption Agreement to the contrary notwithstanding, the obligations of the Obligor in respect of the principal of and interest (including any premium or penalty) on this Note and any other amounts due under this Note and the Stock Redemption Agreement shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Senior Debt. Senior Debt, when used with respect to the Obligor, means (i) all indebtedness for borrowed money, purchase money indebtedness, or capitalized lease obligations of the Obligor originating from a bank, insurance or other financial institution, (ii) all guarantees by the Obligor of any type of indebtedness des-
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     cribed in clause (i), and (iii) renewals, extensions, refinancings, deferrals, restructurings, amendments, modifications and waivers of the indebtedness described in clause (i) and (ii) above. Notwithstanding the foregoing, "Senior Debt" shall not include any indebtedness which, by its terms, is specifically made pari passu or subordinate to this Note.

          (b) So long as the Senior Debt has not been paid in full, if there shall occur an event of default or there shall occur any event which with the passage of time or giving of notice, or both, would constitute an event of default under the terms of any instrument or agreement relating to Senior Debt (any of the foregoing being a "Senior Debt Default") then, unless and until such Senior Debt Default shall have been remedied or waived, or shall have ceased to exist or the Cut Off Period (as hereafter defined) shall have expired as provided in paragraph 5(c)(iii) below the Obligor will not make any Payment on this Note or any other subordinated debt instrument (this Note and all other subordinated debt instruments shall hereinafter collectively be referred to as "Subordinated Debt"), and the holders of Subordinated Debt, upon notice of an event of default as described in this paragraph 5(b), will not receive or accept any direct or indirect Payment in respect thereof, and the Obligor may not redeem or otherwise acquire this Note or any other Subordinated Debt instrument.

          (c) If there shall exist any Senior Debt Default, and notice shall have been given to the holder of this Note or any other Subordinated Debt instruments, then the holder of this Note or any other Subordinated Debt instrument shall not take or continue any action or exercise or continue to exercise any rights, remedies or powers under the terms of this Note, or exercise or continue to exercise any other right or remedy at law or equity that such holder might otherwise possess, to collect any amount due and payable in respect of the Subordinated Debt, including, without limitation, the acceleration of this Note, the commencement of any foreclosure on any lien or security interest, the filing (or joining the filing) of any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction, unless and until the Senior Debt shall have been fully and finally paid and satisfied, or unless and until

             (i) Senior Debt in an amount greater than $5,000,000 shall have been accelerated, in which case the holder of this Note and of any other Subordinated Debt instrument shall be entitled to accelerate the maturity thereof, if the holder of this Note or any other Subordinated Debt instrument concurrently gives notice of such acceleration to the holders of the Senior Debt, but shall not be entitled to take any other action described above unless otherwise permitted to do so by paragraph 5(c)(ii) or (iii) below and, provided further, that the holder of this Note and any other Subordinated Debt instrument will reverse any acceleration if the holders of Senior Debt take similar action, or

             (ii) one or more of the holders of the Senior Debt or the Obligor shall have commenced, a Proceeding (as defined in paragraph 5(d) below), or

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             (iii) a period of time shall have expired which began upon the occurrence of such Senior Debt Default and shall have ended 180 days after the holder of Senior Debt learns of the Senior Debt Default, unless such default is earlier cured or waived or such period is extended as hereinafter provided (the original cut-off period, plus any extension, being hereinafter referred to as the "Cut-Off Period"). If any holder of Senior Debt accelerates the time for payment of Senior Debt held by such holder prior to the end of the original Cut-Off Period, the Cut-Off Period shall be deemed extended indefinitely until such time as the acceleration has been rescinded by the Senior Debt Holder or the accelerated Senior Debt has been fully paid and satisfied.

          (d) (i) Except as hereinafter provided and subject to the restrictions set forth in paragraph 5(c) above, the holder of this Note may without the request or consent of any holder of Senior Debt, file any claim, proof of claim, or other instrument of similar character reasonably necessary to enforce the obligations in respect of this Note ("Claim") in any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other proceeding for the relief of debtors relating to the Obligor or its properties, or any proceeding for the liquidation, dissolution or other winding up of the Obligor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings (each such action brought by any Person being herein defined as a "Proceeding") and will, pursuant to the provisions of paragraph 5(g) below, hold in trust for the holders of Senior Debt and promptly assign, transfer and pay over to the holders of Senior Debt, in the form received, any and all monies, dividends or other assets received in any such Proceeding on account of this Note;

          (ii) In the event (A) of any Proceeding, (B) of any assignment by the Obligor for the benefit of creditors, (C) of any marshalling of all or a substantial part of the assets of the Obligor, (D) the Obligor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, (E) an order, judgment or decree is entered adjudicating the Obligor as bankrupt or insolvent, (F) any order for relief with respect to the Obligor is entered under the Federal Bankruptcy Code, (G) the Obligor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or of any substantial part of the assets of the Obligor, or commences any proceeding relating to the Obligor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, (H) any petition or application described in (G) above is filed, or any such proceeding is commenced, against the Obligor and either (I) the Obligor by any act indicates its approval thereof, consents thereto or acquiescence therein or
     (II) such petition application or proceeding is not dismissed within 60 days (each such event is hereinafter collectively referred to as an "Insolvency Event"), then:

             (aa) the holders of Senior Debt shall be entitled to receive Payment in full in cash of all Senior Debt (including interest thereon accrued after the date of commencement of such proceedings) before the

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        holder of this Note shall be entitled to receive any Payment or distribution of assets of the Obligor, of any kind or character, whether in cash, property or securities or by set-off or otherwise, on account of any Subordinated Debt;

             (bb) any Payment or distribution of assets of the Obligor, of any kind or character, whether in cash, property or securities, to which the holders of Subordinated Debt would be entitled except for the provisions of this paragraph 5(d) shall be paid or delivered by the Obligor directly to the holders of Senior Debt in payment thereof until all Senior Debt (including interest thereon accrued after the date of commencement of such proceedings) shall have been paid in cash in full; and

             (cc) the holder of this Note, to the extent permitted by applicable law, grants to the Senior Debt holders, or their agents, an irrevocable power of attorney to file and thereafter prosecute any Claim which the holders of Subordinated Debt may have in any Insolvency Event proceeding with respect to such Subordinated Debt; provided, however, no holder of Senior Debt shall be liable for any action or omission to act pursuant to the Power of Attorney herein granted absent the gross negligence or willful misconduct of such holder;

     provided further, however, that: (x) in the event that Payment or delivery of such assets, whether in cash, property or securities, to the holder of Subordinated Debt, is authorized by an order or decree giving effect, and stating specifically in such order or decree that effect is given to the subordination of such Subordinated Debt to the Senior Debt hereunder, and made by a court of competent jurisdiction in a reorganization proceeding to a duly adopted plan or reorganization, no payment or delivery of such asset payable or deliverable with respect to the Subordinated Debt shall be made to the holders of Senior Debt; and (y) no such delivery shall be made to holders of Senior Debt of securities which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings (other than as provided in Clause (x) above), or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Note, by the Obligor, as reorganized, or by the corporation succeeding to the Obligor or acquiring its property and assets, (AA) if such securities are subordinate and junior at least to the extent provided in this paragraph 5 to the payment in full in cash of all Senior Debt then outstanding and to the payment in full in cash of any securities which are issued in exchange or substitution for any Senior Debt then outstanding, and (BB) if no payment in respect of such securities is due by their terms prior to payment in full in cash of the Senior Debt.

          (e) Any holder of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the holder of this Note and without incurring responsibility to such holder, and without impairing or releasing the obligations of such holder;

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             (i) Change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof;

             (ii) Sell, exchange, release or otherwise deal with any collateral securing the Senior Debt or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; and

             (iii) Apply any sums by whomsoever paid or however released to the Senior Debt or any portion thereof.

          (f) By acceptance of this Note, the holder hereby consents to the making of Senior Debt and hereby acknowledges that each current and future holder of Senior Debt has relied, and in the future will rely, upon the terms of this Note. The holders of Senior Debt shall have no liability to the holder of this Note and the holder of this Note hereby waives any claim which it may have now or hereafter against any holder of Senior Debt arising from any and all actions which any holder of Senior Debt may take or omit to take in good faith with regard to the Senior Debt or its rights or obligations hereunder.

          (g) Until the Senior Debt has been repaid in full, in the event the holder of this Note shall receive any Payment in contravention of the provisions of this paragraph 5, including Payments arising under the subordination provisions of any other indebtedness of the Obligor, the holder of this Note shall hold all such Payments so received in trust for the holders of Senior Debt and shall forthwith turn over all such Payments to the holders of Senior Debt in the form received (except for the endorsement or assignment of the holder of this Note as necessary, without recourse or warranty) to be applied to payment of the Senior Debt whether or not then due and payable. Any Payment so received in trust and turned over to the holders of Senior Debt shall not be deemed a Payment in satisfaction of this Note.

          (h) If any payment or distribution to which the holder of this Note would otherwise have been entitled but for the provisions of this paragraph 5 shall have been applied, pursuant to the provisions of this paragraph 5, to the payment of Senior Debt, then and in such case, the Holders of this Note (i) shall be entitled to receive from the holders of Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all Senior Debt in cash in full (whether or not then due), and (ii) following payment of the Senior Debt in full, shall be subrogated to any right of the holders of Senior Debt to receive any and all further payments or distributions applicable to Senior Debt, until all the Subordinated Debt shall have been paid in full. If the holder of this Note has been subrogated to the rights of the holders of Senior Debt due to the operation of this paragraph 5(h), the Obligor agrees to take all such reasonable actions as are requested by such holder of this Note in order to cause such holder to be able to obtain payments from the Obligor with respect to such subrogation rights as soon as possible.

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          (i) Except as expressly provided herein, nothing contained in this paragraph 5 shall impair, as between the Obligor and the holder of this Note, the obligation of the Obligor, which is absolute and unconditional, to pay to the holder of this Note the amount of the Subordinated Debt due hereunder as and when the same shall become due and payable in accordance with the terms hereof.

          (j) The holder of this Note, by its acceptance thereof, agrees that each holder of Senior Debt has advanced funds or may in the future advance funds in reliance upon the terms and conditions hereof.

          (k) No right of any holder of Senior Debt to enforce its right of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Obligor, or by any act or failure to act by any such holder, or by any non-compliance by the Obligor with the terms, provisions and covenants of the Subordinated Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (l) Any Payments received by a holder of Senior Debt from the Obligor or the holder of this Note which, in connection with an Insolvency Event or Proceeding, is required to be remitted to the payor or the bankrupt estate shall not be deemed a Payment to such holder of Senior Debt for all purposes hereunder.

     6. In the event of (i) a sale of 80% or more of the then issued and outstanding shares of capital stock of the Obligor or (ii) a sale of all or substantially all of the assets of the Obligor (in each case, a "Triggering Event"), the principal sum then remaining unpaid hereunder shall become due and payable in full upon the payment of the aggregate purchase price with respect to either such transaction; and if the aggregate purchase price is payable in installments, principal shall become due and payable on the same date on which each such purchase price installment payment is made, in each case, in an amount equal to the principal sum remaining unpaid as of the date of the Triggering Event, multiplied by a fraction, the numerator of which is equal to the amount of the purchase price installment payment and the denominator of which is equal to the aggregate purchase price. Nothing in this paragraph 6 shall be deemed to extend the due dates nor decrease the amounts of the installments set forth in paragraph 2 hereof, except that the aggregate principal payments pursuant to paragraphs 2 and 6 hereof shall not exceed the principal amount of this Note.

     7. All sums payable hereunder shall be payable in lawful money of the United States of America at 8934 Kenton Avenue, Skokie, Illinois 60076, or, upon receipt of notification by the Obligor, at such other place designated in writing by the holder hereof. If the date on which any payment is required to be made hereunder is not a Business Day (as defined hereinafter), then such date for payment shall be extended to the next succeeding Business Day. "Business Day" means any day other than a day on which banks in New York City are authorized or required by law or executive order to be closed.

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     8. Subject to the provisions of paragraph 5, if any amount of principal or interest is not paid when due and such default is not cured within fifteen (15) days after written notice thereof from the holder of this Note to the Obligor, this Note, if not yet then due, shall at the option of the holder hereof become due and payable in full immediately without demand or notice to the Obligor; and if the Note is then due or, at the option of the holder hereof becomes due and payable in full, thereafter any principal remaining unpaid shall bear interest until said principal amount is paid in full, at a rate of eighteen percent (18%) per annum, or, if such rate is not lawful with respect to the Obligor, then at the highest rate allowed by law.

     9. The Obligor agrees to pay reasonable attorneys' fees to the holder hereof if an attorney is retained to enforce or collect this Note by reason of non-payment of any amounts or principal or interest under this Note when such amounts are due (whether at stated maturity, by acceleration or otherwise).

     10. This Note is referred to in Paragraph 4(b) of this stock Redemption Agreement. Subject to the provisions of paragraph 5, it shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights granted by the Obligor to the Payee under and pursuant to the Stock Redemption Agreement.

     11. This Note shall be construed and enforced in accordance with the laws of the State of New York. Both the Obligor and Payee, acting for themselves and for their respective beneficiaries, heirs, successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters involving money damages and arising under or in connection with this Note, and consent and subject themselves to the jurisdiction of, the courts of the state of Illinois located in Cook County, and/or the United States District Court for the same location, in respect of any matter involving money damages and arising under this Note. All other matters arising under this Agreement, including those involving equitable remedies sought by either the Obligor or Payee, shall be brought exclusively in the courts of the state of New York located in New York City, and/or the United States District Court for the Southern District of New York, and the Obligor and Payee, acting for themselves and for their beneficiaries, heirs, successors and assigns in that without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect such forum as the sole judicial forum for the adjudication of all such matters, and consent and subject themselves to the jurisdiction of such courts. Service of process, notices and demands of such courts may be made upon any such party by personal service at any place where it may be found.

     12. The Obligor hereof hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and any or all other notices or demands in connection with this Note. The liability of the Obligor hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. No failure by the Payee or holder hereof to file, record or otherwise perfect any lien or security interest given or to be given with respect to this Note, nor any improper filing

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or recording, nor any failure by the Payee or holder hereof to insure or protect any security given or to be given with respect to this Note nor any other dealing (or failure to deal) with, or any modification or waiver of any rights with respect to, any such security by such Payee or holder shall impair or release the obligations of the Obligor hereunder. Any failure of the Payee or holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the name or any other right at any time and from time to time thereafter.

     13. Assignment of this Note shall not be valid nor shall it confer any rights to the assignee against the Obligor unless and until written notice of the assignment is received by the Obligor.

                                          WINDMILL MARKETING SERVICES, INC.

                                          By:     /s/  EDWARD M. FRANKEL

                                            ------------------------------------
                                                     Edward M. Frankel
                                                         President

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